UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/14/2009

VeriFone Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32465

Delaware	04-3692546
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On December 14, 2009, VeriFone Holdings, Inc. (the "Company") announced its financial results for the fourth quarter and fiscal year ended October 31, 2009. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

99.1 Press release, dated December 14, 2009, titled "VeriFone Reports Fourth Quarter and Fiscal 2009 Results"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriFone Holdings, Inc.

Date: December 14, 2009	By:	/s/ Albert Liu
Albert Liu
Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release, dated December 14, 2009, titled "VeriFone Reports Fourth Quarter and Fiscal 2009 Results"